SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                              1934

Date of Report (Date of earliest event reported):  June 23, 1999
                                                 ------------


                     HARLEYSVILLE GROUP INC.
     -------------------------------------------------------
      (Exact name of registrant as specified in its charter)


     Delaware                 0-14697        51-0241172
---------------------------        -------        ----------
(State or other jurisdiction       (Commission         (IRS
Employer
  of incorporation)            File Number)       Identification
No.)


355 Maple Avenue, Harleysville, Pennsylvania        19438
--------------------------------------------      ---------
   (Address of principal executive offices)            (Zip Code)


                         (215) 256-5000
       ---------------------------------------------------
       Registrant's telephone number, including area code


                               N/A
-----------------------------------------------------------------
                              -----
 (Former name or former address, if changed since last report.)


Item 5.   Other Events
------         ------------

     On June 23, 1999, Harleysville Group Inc. issued the following press release announcing repurchase plans for each of Harleysville Group Inc. and Harleysville Mutual Insurance Company to purchase up to 500,000 shares of Harleysville Group common stock, up to a total of 1,000,000 shares.




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Page 2

HARLEYSVILLE GROUP AND HARLEYSVILLE MUTUAL
AUTHORIZE STOCK REPURCHASE PLANS

HARLEYSVILLE, PA - JUNE 23, 1999 - Harleysville Group Inc. (NASDAQ:HGIC) and Harleysville Mutual Insurance Company today announced that their boards of directors have authorized repurchase plans for each company to purchase up to 500,000 shares of Harleysville Group common stock, up to a total of 1,000,000 shares.
     Under the terms of the plans, each company may make purchases out of internal funds in the open market or in privately negotiated transactions. The timing and terms will be based on market conditions and will be conducted in accordance with the applicable rules of the SEC. Both companies will make share purchases in equal amounts. The shares acquired by Harleysville Group will be held as treasury stock and may be issued for its employee and agent stock plans. The shares acquired by Harleysville Mutual will be held for investment purposes.
     The repurchase programs have been authorized for a two-year period. The plans may be terminated at any time at the discretion of either company.
     Harleysville Group Inc. is a holding company that includes nine regional property and casualty insurance companies whose marketing territory encompasses 31 states in the eastern half of the United States. The companies include: Great Oaks Insurance Company; Harleysville-Atlantic Insurance Company; Harleysville Insurance Company of New Jersey; Huron Insurance Company; Lake States Insurance Company; Mid-America Insurance Company; Minnesota Fire and Casualty Company; New York Casualty Insurance Company; and Worcester Insurance Company. Additionally, the company operates two limited partnerships: Harleysville Asset Management L.P. and Insurance Management Resources L.P.

     Further information about Harleysville Group can be found on the company's Internet Web site (www.harleysvillegroup.com).


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                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   HARLEYSVILLE GROUP INC.
                                   Registrant



                                   /s/ Mark R. Cummins
June 23, 1999                      -----------------------------
                                        Mark R. Cummins
                                   Executive Vice President,
                                   Chief Investment Officer &
                                   Treasurer